GMAC RFC Securities


RASC02KS5-UPDATE - PRICE/YIELD - AIB3

Balance           $533,000,000.00     Delay              0
Coupon            2.07                Dated              08/29/2002
Settle            08/29/2002          First Payment      09/25/2002

Disc Margin        +300bp, 50 *rasc02ks+200bp, 65)*rasc02k+100bp,l80Y*rasc02ks
                                Price              Price               Price
19                            100.452            100.373             100.317
20                            100.395            100.327             100.277
21                            100.339            100.280             100.237
22                            100.282            100.233             100.198
23                            100.226            100.186             100.158
24                            100.169            100.140             100.119
25                            100.113            100.093             100.079
26                            100.056            100.047             100.040
27                            100.000            100.000             100.000
28                             99.944             99.953              99.961
29                             99.887             99.907              99.921
30                             99.831             99.860              99.882
31                             99.775             99.814              99.842
32                             99.719             99.768              99.803
33                             99.663             99.721              99.763
34                             99.607             99.675              99.724
35                             99.551             99.628              99.685

WAL                              6.77               5.20                4.20
Mod Durn                         5.52               4.58                3.90
Principal Window        Mar05 - Jul14      Sep04 - Sep11       Jul04 - Nov09

LIBOR_1MO                        4.78               3.78                2.78
LIBOR_6MO                     4.73125            3.73125             2.73125



  Index                   LIBOR_1MO | 1.78    WAC(1)    8.69399
  Mult / Margin           1 / 0.29            NET(1)   7.063579
  Cap / Floor             999 / 0             WAM(1)        359

   0bp,a100(*rasc02ks5     -75bp, 125 *rasc02k-100bp,l150)*rasc02ks5, Call (Y)
          Price              Price               Price
        100.261            100.212             100.176
        100.229            100.185             100.154
        100.196            100.159             100.132
        100.163            100.132             100.110
        100.131            100.106             100.088
        100.098            100.079             100.066
        100.065            100.053             100.044
        100.033            100.026             100.022
        100.000            100.000             100.000
         99.967             99.974              99.978
         99.935             99.947              99.956
         99.902             99.921              99.934
         99.870             99.894              99.912
         99.837             99.868              99.890
         99.804             99.842              99.868
         99.772             99.815              99.846
         99.739             99.789              99.824

           3.35               2.66                2.20
           3.23               2.63                2.19
  Apr04 - Apr08      Dec03 - Dec06       Oct03 - Jan06

           1.78               1.03                0.78
        1.73125            0.98125             0.73125





This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a materialimpact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.